UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) October 23, 2026

FUSEMACHINES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42909	98-1602789
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

200 West 41st Street, 21st Floor

New York. New York 10036

(Address of principal executive offices and zip code)

(347) 212-5075

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FUSE	Nasdaq Stock Market LLC
Warrants to purchase shares of Common Stock	FUSEW	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 23, 2026, Fusemachines Inc., a Delaware corporation (the “Company”), entered into a Third Common Stock Purchase Warrant Amendment (the “Shortfall Warrant Amendment”) with Meteora Capital Partners, LP, Meteora Select Trading Opportunities Master, LP and Meteora Strategic Capital, LLC (collectively, “Meteora”), amending the Common Stock Purchase Warrant, dated as of October 22, 2025, held by Meteora (as previously amended, the “Shortfall Warrant”). The Shortfall Warrant Amendment (i) amends the exercise price of the Shortfall Warrant, which previously equaled the greater of the Termination Price under the Company’s Forward Purchase Agreement with Meteora and $0.85 per share, to equal the average of the daily VWAP Price of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), for the two scheduled trading days immediately preceding the date on which the applicable notice of exercise is delivered, subject to adjustment as provided in the Shortfall Warrant, and (ii) shortens the term of the Shortfall Warrant so that it expires at 5:00 p.m. (New York City time) on October 22, 2027, rather than October 22, 2028. As a result, the exercise price of the Shortfall Warrant is no longer determined by reference to the Termination Price and is no longer subject to a minimum exercise price.

The Shortfall Warrant was previously disclosed in the Company’s prior filings with the U.S. Securities and Exchange Commission (the “Commission”), and except as described above, its terms remain in full force and effect.

The foregoing description of the Shortfall Warrant Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such document, a copy of which is filed as Exhibits 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1	Third Common Stock Purchase Warrant Amendment, dated as of October 23, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2026	FUSEMACHINES INC.

	By:	/s/ Sameer Maskey
Sameer Maskey
Chief Executive Officer